EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report HEALTHMED SERVICES LTD. (the "Company") on Form 10-K/A -3 for the fiscal year ended December 31, 2009, as filed with the  Securities and Exchange Commission on the date hereof (the "Report"), I, Dale Paisley , Chief Executive Officer of the Company,  certify,  pursuant  to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Dale Paisley
Date: February 8 , 2011		Dale Paisley
Chief Executive Officer